Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Long B ETF (BU)

(the “Fund”)

listed on The Nasdaq Stock Market, LLC

November 6, 2025

Supplement to the Prospectus

and Statement of Additional Information (“SAI”),

each dated August 29, 2025

Effective immediately, the Fund’s name is changed in accordance with the following chart. Accordingly, all references to the Fund’s name in the Prospectus and SAI are hereby amended and restated to reflect the Fund’s new name.

Prior Name	New Name
Defiance Daily Target 2X Long GOLD ETF	Defiance Daily Target 2X Long B ETF

Please retain this Supplement for future reference.